SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 24, 2006

                           BANKFINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Maryland                       0-25233                  75-3199276
  -----------------             -------------------------     ---------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                    Identification No.)


15W060 North Frontage Road, Burr Ridge, Illinois                   60527
------------------------------------------------                ----------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (630) 242-7700
                                                     --------------


                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01.    Regulation FD Disclosure
              ------------------------
     BankFinancial Corporation (the "Company") will review fourth quarter and year-end 2005 results in a conference call and webcast for shareholders and analysts on Friday, March 3, 2006 at 9:30 a.m. Central time.

     The conference call may be accessed by calling (866) 700-0133 and using participant passcode 50155679. The conference call will be simultaneously webcast at www.bankfinancial.com, under Stockholder Information.

     A copy of the Company's fourth quarter and year-end 2005 Earnings Release is scheduled to be available on the Company's website, under Stockholder Information, at the end of the day on March 1, 2006.

     A copy of the press release  announcing the conference  call is attached as
Exhibit 99.

Item 9.01.    Financial Statements and Exhibits
              ---------------------------------

     The Index of Exhibits immediately precedes the attached exhibits.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    BANKFINANCIAL CORPORATION



DATE: February 24, 2006             By: /s/ Paul A. Cloutier
                                        -----------------------------
                                        Paul A. Cloutier
                                        Executive Vice President and
                                          Chief Financial Officer


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                                  EXHIBIT INDEX

The following exhibits are furnished as part of this report:

         Exhibit No.                Description
         -----------                -----------

            99               Press Release of BankFinancial Corporation





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                                   EXHIBIT 99

                   PRESS RELEASE OF BANKFINANCIAL CORPORATION